EXHIBIT 10.23

APPENDIX 1

SHARE PLEDGE AGREEMENT
RELATING TO THE SHARES IN
KABEL DEUTSCHLAND BREITBAND SERVICES GMBH

12 May 2006

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG
as Pledgor

THE ROYAL BANK OF SCOTLAND PLC
as Security Agent

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)                                  KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902 (the Pledgor);

on one side;

(2)                                  THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Agent); and

(3)                                  the FINANCE PARTIES as defined in Clause 1.1 below

(the Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees)

on the other side.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)                              The Lenders (as defined below) have agreed to make available to each of the Borrowers (as defined below) certain credit facilities on the terms of and subject to the Credit Agreement (as defined below).

(B)                                It is a condition to the Lenders making the credit facilities available pursuant to the Credit Agreement that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of its execution.

Additional Facility means an Add-On Facility or an External Facility.

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Add-On Facility Accession Agreement means an accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility means any additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)                                  an Original Add-On Facility Lender; or

(b)                                 any person which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Agreed Priority Agreement Principles means the principles pursuant to which the Existing Priority Agreement shall be amended.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)                                  all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)                                 the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)                                  in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Breitband Services GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its

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corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 122932.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Arranger, the Original Lender, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Credit Agreement means the EUR 1,350,000,000 senior credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arranger, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lender providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)                                  the final maturity date of that Additional Facility must be a date falling at least six months after 31 March 2012;

(b)                                 there must be no amortisation required in respect of that Additional Facility;

(c)                                  that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)                                 the purpose must be to fund a Permitted Acquisition;

(e)                                  the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the lower of:

(i)                                     €650,000,000; and

(ii)                                  the amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

and

(f)                                    the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Existing Priority Agreement and/or the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility.  For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

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Existing Priority Agreement means the priority agreement dated 29 March 2004, as amended and restated prior to the date of the Credit Agreement and in force on the date of the Credit Agreement to which, amongst others, KDG and KDVS are parties (disregarding the amendments implemented to create an amended priority agreement in connection with the Credit Agreement).

Existing Shares means the shares set forth in Clause 2.1.

External Facility means any term credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)                                  the Credit Agreement;

(b)                                 the Commitment Letter;

(c)                                  a Fee Letter;

(d)                                 an Obligor Accession Deed;

(e)                                  a Transfer Certificate;

(f)                                    an Ancillary Facility Document;

(g)                                 the Hedging Letter;

(h)                                 an Add-On Facility Accession Agreement;

(i)                                     a Hedging Document;

(j)                                     a Security Document;

(k)                                  the Priority Agreement;

(l)                                     a Compliance Certificate;

(m)                               a Request; and

(n)                                 any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means a Finance Party (other than an Original Finance Party).

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Future Shares means any and all shares in the Company issued in addition to the Existing Shares which the Pledgor may acquire in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or otherwise).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the date of the Credit Agreement between KDG, the Mandated Lead Arranger and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)                                  each Original Hedging Bank; or

(b)                                 each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)                                  each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)                                 otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)                                  the Original Lender;

(b)                                 an Original Add-On Facility Lender; or

(c)                                  any person which becomes a lender after the date of, and in accordance with the terms of, this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as Lender.

Mandated Lead Arranger means each of:

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(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs International; and

(d)                                 J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means any lender providing for an additional facility under the Credit Agreement by way of executing an Add-On Facility Accession Agreement.

Original Finance Party means an Administrative Party, an Original Lender or an Original Hedging Bank.

Original Hedging Bank means each of:.

(a)                                  Goldman Sachs International;

(b)                                 Morgan Stanley Capital Services Inc.;

(c)                                  Société Générale;

(d)                                 Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)                                  The Royal Bank of Scotland plc;

(f)                                    BNP Paribas S.A.;

(g)                                 Deutsche Bank AG, London;

(h)                                 HSBC Bank plc; and

(i)                                     Calyon Corporate and Investment Bank.

Original Lender means each of:

(a)                                  The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)                                 Deutsche Bank AG London;

(c)                                  JPMorgan Chase Bank, N.A.; and

(d)                                 Goldman Sachs Credit Partners L.P.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means an Original Pledgee or a Future Pledgee (together the Pledgees).

Priority Agreement means the Existing Priority Agreement amended on a basis consistent with the Agreed Priority Agreement Principles after the date of the Credit Agreement.

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Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement dated on or about the date hereof between, amongst others, KDG, KDVS, the Security Agent and the other Finance Parties under which the Security Agent has been granted certain rights and has assumed certain obligations.

Shares means the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)                                  an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)                                 an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Underwriter means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs Credit Partners L.P.; and

(d)                                 JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any New Lender.

1.2                               Construction

(a)                                  In this Agreement, unless the contrary intention appears, a reference to:

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(i)                                     the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)                                  promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)                                 Where the context so admits, the singular includes the plural and vice versa.

(c)                                  The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)                                 Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)                                  References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.                                      PLEDGES

2.1                               Pledged Shares

(a)                                  The Pledgor is the sole shareholder of the Company.

(b)                                 The total registered share capital (Stammkapital) of the Company amounts to EUR 3,069,000 (in words: Euro three million sixty nine thousand).  At present, the Pledgor holds one share in the Company in an amount of EUR 3,068,000 (in words: Euro three million sixty eight thousand) and one share in an amount of EUR 1,000 (in words: Euro one thousand) (the Existing Shares).  There are no other shares in the Company.

(c)                                  The Existing Shares are fully paid up.  There is no obligation for the Pledgor to make additional contributions.

2.2                               Constitution of Pledges

(a)                                  The Pledgor hereby pledges the Shares to each of the Original Pledgees and to each Future Pledgee for their rateable interest.

(b)                                 Each of the Original Pledgees hereby accepts the Pledge.  In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee.  All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.                                      INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

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4.                                      SECURITY PURPOSES

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.                                      DIVIDENDS

5.1                               Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)                                  dividends, if any, payable on the Shares;

(b)                                 liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)                                  the right to subscribe for newly issued shares.

5.2                               Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Facilities Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3                               Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)                                  dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)                                 dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)                                  cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)                                 dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

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6.                                      EXERCISE OF VOTING RIGHTS

6.1                               Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below.  The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2                               Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3                               Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges.  In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.                                      ENFORCEMENT OF PLEDGES

7.1                               Pledgees’ Rights

(a)                                  If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)                                 The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)                                  If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

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(d)                                 The Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)                                  In derogation of § 1225 of the German Civil Code, in the event of enforcement of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)                                    After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2                               Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3                               Application of Proceeds

(a)                                  The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(i)                                     first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(ii)                                  second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(b)                                 The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4                               Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon its request that the Shares are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.                                      UNDERTAKINGS OF THE PLEDGOR

8.1                               Undertakings

The Pledgor undertakes:

(a)                                  to notify the Security Agent promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the articles of association (Satzung) or the registration of the Company in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

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(b)                                 to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)                                  to effect promptly any payments to be made to the Company in respect of the Shares;

(d)                                 at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)                                     for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)                                  if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)                                  at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Shares as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)                                    to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Shares ceasing to exist; and

(g)                                 that all Future Shares will be fully paid and that there will be no obligation for a Shareholder to make additional contributions.

8.2                               Pledges over all Shares

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.                                      REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)                                  the Existing Shares pledged hereunder are the only shares in the Company in existence at the date hereof;

(b)                                 the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)                                  all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

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(d)                                 the Existing Shares are fully paid and there is no obligation for a shareholder to make additional contributions; and

(e)                                  the Existing Shares are free from any rights of third parties;

(f)                                    no third party has any pre-emption rights for shares in the Company; and

(g)                                 there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.                               RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%.  The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.                               INDEMNITY

11.1                        Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2                        Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3                        This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.                               DURATION AND INDEPENDANCE

12.1                        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims.  None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2                        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

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12.3                        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.                               COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor.  The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.                               PARTIAL INVALIDITY; WAIVER

14.1                        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof.  The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Shares or the aggregate liable capital of the Company as stated in Clause 2.1(b) are inaccurate and deviate from the actual facts.

14.2                        Waiver

(a)                                  The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)                                 The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.                               AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.                               NOTICES AND THEIR LANGUAGE

16.1                        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of

14

the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2                        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English.  In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.                               APPLICABLE LAW; JURISDICTION

17.1                        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2                        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Agent and/or any of the other Finance Parties, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.                               NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned Notary Public to notify the Company of the Pledges pursuant to, and in accordance with, § 1280 of the German Civil Code and § 16 of the German Limited Liabilities Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

15

SCHEDULE 1

ADDRESSES OF NOTICES

To the Pledgor:	Kabel Deutschland Vertrieb und Service GmbH & Co. KG Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

To the Security Agent and all other Pledgees:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR

United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 7085 4564

To the Company:	Kabel Deutschland Breitband Services GmbH Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

16

APEPNDIX 1 - GMBH

SHARE PLEDGE AGREEMENT
RELATING TO THE SHARES IN
KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS VERWALTUNGS GMBH

12 May 2006

between

KABEL DEUTSCHLAND GMBH

as Pledgor

THE ROYAL BANK OF SCOTLAND PLC
as Security Agent

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)                                  KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837

(the Pledgor)

on one side;

(2)                                  THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Agent); and

(3)                                  the FINANCE PARTIES as defined in Clause 1.1 below

(the Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees)

on the other side.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)                              The Lenders (as defined below) have agreed to make available to each of the Borrowers (as defined below) certain credit facilities on the terms of and subject to the Credit Agreement (as defined below).

(B)                                It is a condition to the Lenders making the credit facilities available pursuant to the Credit Agreement that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of its execution.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means an accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility means any additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)                                  an Original Add-On Facility Lender; or

(b)                                 any person which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Agreed Priority Agreement Principles means the principles pursuant to which the Existing Priority Agreement shall be amended.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)                                  all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)                                 the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)                                  in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of

Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 153081.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Arranger, the Original Lender, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Credit Agreement means the EUR 1,350,000,000 senior credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arranger, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lender providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)                                  the final maturity date of that Additional Facility must be a date falling at least six months after 31 March 2012;

(b)                                 there must be no amortisation required in respect of that Additional Facility;

(c)                                  that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)                                 the purpose must be to fund a Permitted Acquisition;

(e)                                  the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the lower of:

(i)                                     €650,000,000; and

(ii)                                  the amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

and

(f)                                    the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Existing Priority Agreement and/or the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility.  For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Priority Agreement means the priority agreement dated 29 March 2004, as amended and restated prior to the date of the Credit Agreement and in force on the date of the Credit Agreement to which, amongst others, KDG and KDVS are parties (disregarding the amendments implemented to create an amended priority agreement in connection with the Credit Agreement).

Existing Share means the share set forth in Clause 2.1.

External Facility means any term credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)                                  the Credit Agreement;

(b)                                 the Commitment Letter;

(c)                                  a Fee Letter;

(d)                                 an Obligor Accession Deed;

(e)                                  a Transfer Certificate;

(f)                                    an Ancillary Facility Document;

(g)                                 the Hedging Letter;

(h)                                 an Add-On Facility Accession Agreement;

(i)                                     a Hedging Document;

(j)                                     a Security Document;

(k)                                  the Priority Agreement;

(l)                                     a Compliance Certificate;

(m)                               a Request; and

(n)                                 any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means a Finance Party (other than an Original Finance Party).

Future Shares means any and all shares in the Company issued in addition to the Existing Share which the Pledgor may acquire in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or otherwise).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the date of the Credit Agreement between KDG, the Mandated Lead Arranger and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)                                  each Original Hedging Bank; or

(b)                                 each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)                                  each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)                                 otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)                                  the Original Lender;

(b)                                 an Original Add-On Facility Lender; or

(c)                                  any person which becomes a lender after the date of, and in accordance with the terms of, this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as Lender.

Mandated Lead Arranger means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs International; and

(d)                                 J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means any lender providing for an additional facility under the Credit Agreement by way of executing an Add-On Facility Accession Agreement.

Original Finance Party means an Administrative Party, an Original Lender or an Original Hedging Bank.

Original Hedging Bank means each of:

(a)                                  Goldman Sachs International;

(b)                                 Morgan Stanley Capital Services Inc.;

(c)                                  Société Générale;

(d)                                 Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)                                  The Royal Bank of Scotland plc;

(f)                                    BNP Paribas S.A.;

(g)                                 Deutsche Bank AG, London;

(h)                                 HSBC Bank plc; and

(i)                                     Calyon Corporate and Investment Bank.

Original Lender means each of:

(a)                                  The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)                                 Deutsche Bank AG London;

(c)                                  JPMorgan Chase Bank, N.A.; and

(d)                                 Goldman Sachs Credit Partners L.P.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means an Original Pledgee or a Future Pledgee (together the Pledgees).

Priority Agreement means the Existing Priority Agreement amended on a basis consistent with the Agreed Priority Agreement Principles after the date of the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement dated on or about the date hereof between, amongst others, KDG, KDVS, the Security Agent and the other Finance Parties under which the Security Agent has been granted certain rights and has assumed certain obligations.

Shares means the Existing Share and the Future Shares.

Subsidiary means any of:

(a)                                  an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)                                 an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Underwriter means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs Credit Partners L.P.; and

(d)                                 JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any New Lender.

1.2                               Construction

(a)                                  In this Agreement, unless the contrary intention appears, a reference to:

(i)                                     the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)                                  promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)                                 Where the context so admits, the singular includes the plural and vice versa.

(c)                                  The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)                                 Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)                                  References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.                                      PLEDGES

2.1                               Pledged Shares

(a)                                  The Pledgor is the sole shareholder of the Company.

(b)                                 The total registered share capital (Stammkapital) of the Company amounts to EUR 25,000 (in words: Euro twenty five thousand).  At present, the Pledgor holds the only share in the Company in an amount of EUR 25,000 (in words: Euro twenty five thousand) (the Existing Share).  There are no other shares in the Company.

(c)                                  The Existing Share is fully paid up.  There is no obligation for the Pledgor to make additional contributions.

2.2                               Constitution of Pledges

(a)                                  The Pledgor hereby pledges the Shares to each of the Original Pledgees and to each Future Pledgee for their rateable interest.

(b)                                 Each of the Original Pledgees hereby accepts the Pledge.  In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee.  All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.                                      INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

4.                                      SECURITY PURPOSES

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.                                      DIVIDENDS

5.1                               Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)                                  dividends, if any, payable on the Shares;

(b)                                 liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)                                  the right to subscribe for newly issued shares.

5.2                               Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Facilities Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3                               Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)                                  dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)                                 dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)                                  cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)                                 dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.                                      EXERCISE OF VOTING RIGHTS

6.1                               Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below.  The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2                               Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3                               Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges.  In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.                                      ENFORCEMENT OF PLEDGES

7.1                               Pledgees’ Rights

(a)                                  If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)                                 The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)                                  If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)                                 The Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)                                  In derogation of § 1225 of the German Civil Code, in the event of enforcement of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)                                    After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2                               Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3                               Application of Proceeds

(a)                                  The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(i)                                     first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(ii)                                  second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(b)                                 The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4                               Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon its request that the Shares are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.                                      UNDERTAKINGS OF THE PLEDGOR

8.1                               Undertakings

The Pledgor undertakes:

(a)                                  to notify the Security Agent promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the articles of association (Satzung) or the registration of the Company in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)                                 to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)                                  to effect promptly any payments to be made to the Company in respect of the Shares;

(d)                                 at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)                                     for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)                                  if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)                                  at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Shares as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)                                    to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Shares ceasing to exist; and

(g)                                 that all Future Shares will be fully paid and that there will be no obligation for a Shareholder to make additional contributions.

8.2                               Pledges over all Shares

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.                                      REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)                                  the Existing Share pledged hereunder is the only share in the Company in existence at the date hereof;

(b)                                 the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Share;

(c)                                  all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)                                 the Existing Share is fully paid and there is no obligation for a shareholder to make additional contributions; and

(e)                                  the Existing Share is free from any rights of third parties;

(f)                                    no third party has any pre-emption rights for shares in the Company; and

(g)                                 there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.                               RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%.  The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.                               INDEMNITY

11.1                        Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2                        Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3                        This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.                               DURATION AND INDEPENDANCE

12.1                        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims.  None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2                        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3                        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.                               COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor.  The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.                               PARTIAL INVALIDITY; WAIVER

14.1                        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof.  The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Share or the aggregate liable capital of the Company as stated in Clause 2.1(b) are inaccurate and deviate from the actual facts.

14.2                        Waiver

(a)                                  The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)                                 The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.                               AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.                               NOTICES AND THEIR LANGUAGE

16.1                        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2                        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language,

accompanied by a translation into English.  In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.                               APPLICABLE LAW; JURISDICTION

17.1                        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2                        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Agent and/or any of the other Finance Parties, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.                               NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned Notary Public to notify the Company of the Pledges pursuant to, and in accordance with, § 1280 of the German Civil Code and § 16 of the German Limited Liabilities Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

SCHEDULE 1

ADDRESSES OF NOTICES

To the Pledgor:	Kabel Deutschland GmbH Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

To the Security Agent and all other Pledgees:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 7085 4564

To the Company:	Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

APPENDIX 2 - GMBH

SHARE PLEDGE AGREEMENT
RELATING TO THE SHARES IN
KABEL DEUTSCHLAND VERWALTUNGS GMBH

12 May 2006

between

KABEL DEUTSCHLAND GMBH
as Pledgor

THE ROYAL BANK OF SCOTLAND PLC
as Security Agent

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)                                  KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837

(the Pledgor)

on one side;

(2)                                  THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Agent); and

(3)                                  the FINANCE PARTIES as defined in Clause 1.1 below

(the Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees)

on the other side.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)                              The Lenders (as defined below) have agreed to make available to each of the Borrowers (as defined below) certain credit facilities on the terms of and subject to the Credit Agreement (as defined below).

(B)                                It is a condition to the Lenders making the credit facilities available pursuant to the Credit Agreement that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of its execution.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means an accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility means any additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)                                  an Original Add-On Facility Lender; or

(b)                                 any person which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Agreed Priority Agreement Principles means the principles pursuant to which the Existing Priority Agreement shall be amended.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)                                  all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)                                 the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)                                  in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in

Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145835.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Arranger, the Original Lender, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Credit Agreement means the EUR 1,350,000,000 senior credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arranger, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lender providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)                                  the final maturity date of that Additional Facility must be a date falling at least six months after 31 March 2012;

(b)                                 there must be no amortisation required in respect of that Additional Facility;

(c)                                  that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)                                 the purpose must be to fund a Permitted Acquisition;

(e)                                  the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the lower of:

(i)                                     €650,000,000; and

(ii)                                  the amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

and

(f)                                    the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Existing Priority Agreement and/or the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility.  For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Priority Agreement means the priority agreement dated 29 March 2004, as amended and restated prior to the date of the Credit Agreement and in force on the date of the Credit Agreement to which, amongst others, KDG and KDVS are parties (disregarding the amendments implemented to create an amended priority agreement in connection with the Credit Agreement).

Existing Shares means the shares set forth in Clause 2.1.

External Facility means any term credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)                                  the Credit Agreement;

(b)                                 the Commitment Letter;

(c)                                  a Fee Letter;

(d)                                 an Obligor Accession Deed;

(e)                                  a Transfer Certificate;

(f)                                    an Ancillary Facility Document;

(g)                                 the Hedging Letter;

(h)                                 an Add-On Facility Accession Agreement;

(i)                                     a Hedging Document;

(j)                                     a Security Document;

(k)                                  the Priority Agreement;

(l)                                     a Compliance Certificate;

(m)                               a Request; and

(n)                                 any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means a Finance Party (other than an Original Finance Party).

Future Shares means any and all shares in the Company issued in addition to the Existing Shares which the Pledgor may acquire in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or otherwise).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the date of the Credit Agreement between KDG, the Mandated Lead Arranger and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)                                  each Original Hedging Bank; or

(b)                                 each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)                                  each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)                                 otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)                                  the Original Lender;

(b)                                 an Original Add-On Facility Lender; or

(c)                                  any person which becomes a lender after the date of, and in accordance with the terms of, this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as Lender.

Mandated Lead Arranger means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs International; and

(d)                                 J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means any lender providing for an additional facility under the Credit Agreement by way of executing an Add-On Facility Accession Agreement.

Original Finance Party means an Administrative Party, an Original Lender or an Original Hedging Bank.

Original Hedging Bank means each of:

(a)                                  Goldman Sachs International;

(b)                                 Morgan Stanley Capital Services Inc.;

(c)                                  Société Générale;

(d)                                 Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)                                  The Royal Bank of Scotland plc;

(f)                                    BNP Paribas S.A.;

(g)                                 Deutsche Bank AG, London;

(h)                                 HSBC Bank plc; and

(i)                                     Calyon Corporate and Investment Bank.

Original Lender means each of:

(a)                                  The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)                                 Deutsche Bank AG London;

(c)                                  JPMorgan Chase Bank, N.A.; and

(d)                                 Goldman Sachs Credit Partners L.P.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means an Original Pledgee or a Future Pledgee (together the Pledgees).

Priority Agreement means the Existing Priority Agreement amended on a basis consistent with the Agreed Priority Agreement Principles after the date of the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement dated on or about the date hereof between, amongst others, KDG, KDVS, the Security Agent and the other Finance Parties under which the Security Agent has been granted certain rights and has assumed certain obligations.

Shares means the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)                                  an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)                                 an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Underwriter means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs Credit Partners L.P.; and

(d)                                 JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any New Lender.

1.2                               Construction

(a)                                  In this Agreement, unless the contrary intention appears, a reference to:

(i)                                     the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)                                  promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)                                 Where the context so admits, the singular includes the plural and vice versa.

(c)                                  The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)                                 Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)                                  References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.                                      PLEDGES

2.1                               Pledged Shares

(a)                                  The Pledgor is the sole shareholder of the Company.

(b)                                 The total registered share capital (Stammkapital) of the Company amounts to EUR 25,000 (in words: Euro twenty five thousand).  At present, the Pledgor holds one share in the Company in an amount of EUR 24,750 (in words: Euro twenty four thousand seven hundred and fifty) and one share in an amount of EUR 250 (in words: two hundred and fifty) (the Existing Shares).  There are no other shares in the Company.

(c)                                  The Existing Shares are fully paid up.  There is no obligation for the Pledgor to make additional contributions.

2.2                               Constitution of Pledges

(a)                                  The Pledgor hereby pledges the Shares to each of the Original Pledgees and to each Future Pledgee for their rateable interest.

(b)                                 Each of the Original Pledgees hereby accepts the Pledge.  In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee.  All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.                                      INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

4.                                      SECURITY PURPOSES

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.                                      DIVIDENDS

5.1                               Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)                                  dividends, if any, payable on the Shares;

(b)                                 liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)                                  the right to subscribe for newly issued shares.

5.2                               Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Facilities Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3                               Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)                                  dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)                                 dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)                                  cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)                                 dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.                                      EXERCISE OF VOTING RIGHTS

6.1                               Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below.  The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2                               Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3                               Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges.  In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.                                      ENFORCEMENT OF PLEDGES

7.1                               Pledgees’ Rights

(a)                                  If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)                                 The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)                                  If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)                                 The Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)                                  In derogation of § 1225 of the German Civil Code, in the event of enforcement of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)                                    After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2                               Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3                               Application of Proceeds

(a)                                  The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(i)                                     first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(ii)                                  second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(b)                                 The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4                               Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon its request that the Shares are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.                                      UNDERTAKINGS OF THE PLEDGOR

8.1                               Undertakings

The Pledgor undertakes:

(a)                                  to notify the Security Agent promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the articles of association (Satzung) or the registration of the Company in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)                                 to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)                                  to effect promptly any payments to be made to the Company in respect of the Shares;

(d)                                 at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)                                     for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)                                  if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)                                  at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Shares as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)                                    to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Shares ceasing to exist; and

(g)                                 that all Future Shares will be fully paid and that there will be no obligation for a Shareholder to make additional contributions.

8.2                               Pledges over all Shares

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.                                      REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)                                  the Existing Shares pledged hereunder are the only shares in the Company in existence at the date hereof;

(b)                                 the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)                                  all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)                                 the Existing Shares are fully paid and there is no obligation for a shareholder to make additional contributions; and

(e)                                  the Existing Shares are free from any rights of third parties;

(f)                                    no third party has any pre-emption rights for shares in the Company; and

(g)                                 there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.                               RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%.  The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.                               INDEMNITY

11.1                        Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2                        Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3                        This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.                               DURATION AND INDEPENDANCE

12.1                        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims.  None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2                        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3                        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.                               COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor.  The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.                               PARTIAL INVALIDITY; WAIVER

14.1                        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof.  The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Shares or the aggregate liable capital of the Company as stated in Clause 2.1(b) are inaccurate and deviate from the actual facts.

14.2                        Waiver

(a)                                  The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)                                 The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.                               AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.                               NOTICES AND THEIR LANGUAGE

16.1                        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2                        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English.  In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.                               APPLICABLE LAW; JURISDICTION

17.1                        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2                        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Agent and/or any of the other Finance Parties, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.                               NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned Notary Public to notify the Company of the Pledges pursuant to, and in accordance with, § 1280 of the German Civil Code and § 16 of the German Limited Liabilities Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

SCHEDULE 1

ADDRESSES OF NOTICES

To the Pledgor:	Kabel Deutschland GmbH
Betastraße 6-8
85774 Unterföhring
Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

To the Security Agent	The Royal Bank of Scotland plc
and all other Pledgees:	Level 7
135 Bishopsgate
London EC2M 3UR

United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 7085 4564

To the Company:	Kabel Deutschland Verwaltungs GmbH
Betastraße 6-8
85774 Unterföhring
Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

APPENDIX 3 - GMBH

SHARE PLEDGE AGREEMENT

RELATING TO THE SHARES IN
KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS VERWALTUNGS GMBH

12 May 2006

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)                                  KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902 (the Pledgor);

on one side;

(2)                                  THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Agent); and

(3)                                  the FINANCE PARTIES as defined in Clause 1.1 below

(the Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees)

on the other side.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)                              The Lenders (as defined below) have agreed to make available to each of the Borrowers (as defined below) certain credit facilities on the terms of and subject to the Credit Agreement (as defined below).

(B)                                It is a condition to the Lenders making the credit facilities available pursuant to the Credit Agreement that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of its execution.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means an accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility means any additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)                                  an Original Add-On Facility Lender; or

(b)                                 any person which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Agreed Priority Agreement Principles means the principles pursuant to which the Existing Priority Agreement shall be amended.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)                                  all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)                                 the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)                                  in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 153401.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Arranger, the Original Lender, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Credit Agreement means the EUR 1,350,000,000 senior credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arranger, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lender providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 Add-On Facilities.

Eligible Terms means, in respect of any Additional Facility:

(a)                                  the final maturity date of that Additional Facility must be a date falling at least six months after 31 March 2012;

(b)                                 there must be no amortisation required in respect of that Additional Facility;

(c)                                  that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)                                 the purpose must be to fund a Permitted Acquisition;

(e)                                  the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the lower of:

(i)                                     €650,000,000; and

(ii)                                  the amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

and

(f)                                    the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Existing Priority Agreement and/or the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility.  For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Priority Agreement means the priority agreement dated 29 March 2004, as amended and restated prior to the date of the Credit Agreement and in force on the date of the Credit Agreement to which, amongst others, KDG and KDVS are parties (disregarding the amendments implemented to create an amended priority agreement in connection with the Credit Agreement).

Existing Share means the share set forth in Clause 2.1.

External Facility means any term credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)                                  the Credit Agreement;

(b)                                 the Commitment Letter;

(c)                                  a Fee Letter;

(d)                                 an Obligor Accession Deed;

(e)                                  a Transfer Certificate;

(f)                                    an Ancillary Facility Document;

(g)                                 the Hedging Letter;

(h)                                 an Add-On Facility Accession Agreement;

(i)                                     a Hedging Document;

(j)                                     a Security Document;

(k)                                  the Priority Agreement;

(l)                                     a Compliance Certificate;

(m)                               a Request; and

(n)                                 any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

Future Pledgee means a Finance Party (other than an Original Finance Party).

Future Shares means any and all shares in the Company issued in addition to the Existing Share which the Pledgor may acquire in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or otherwise).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the date of the Credit Agreement between KDG, the Mandated Lead Arranger and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)                                  each Original Hedging Bank; or

(b)                                 each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)                                  each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)                                 otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)                                  the Original Lender;

(b)                                 an Original Add-On Facility Lender; or

(c)                                  any person which becomes a lender after the date of, and in accordance with the terms of, this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as Lender.

Mandated Lead Arranger means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs International; and

(d)                                 J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means any lender providing for an additional facility under the Credit Agreement by way of executing an Add-On Facility Accession Agreement.

Original Finance Party means an Administrative Party, an Original Lender or an Original Hedging Bank.

Original Hedging Bank means each of:.

(a)                                  Goldman Sachs International;

(b)                                 Morgan Stanley Capital Services Inc.;

(c)                                  Société Générale;

(d)                                 Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)                                  The Royal Bank of Scotland plc;

(f)                                    BNP Paribas S.A.;

(g)                                 Deutsche Bank AG, London;

(h)                                 HSBC Bank plc; and

(i)                                     Calyon Corporate and Investment Bank.

Original Lender means each of:

(a)                                  The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)                                 Deutsche Bank AG London;

(c)                                  JPMorgan Chase Bank, N.A.; and

(d)                                 Goldman Sachs Credit Partners L.P.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means an Original Pledgee or a Future Pledgee (together the Pledgees).

Priority Agreement means the Existing Priority Agreement amended on a basis consistent with the Agreed Priority Agreement Principles after the date of the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement dated on or about the date hereof between, amongst others, KDG, KDVS, the Security Agent and the other Finance Parties under which the Security Agent has been granted certain rights and has assumed certain obligations.

Shares means the Existing Share and the Future Shares.

Subsidiary means any of:

(a)                                  an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)                                 an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Underwriter means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs Credit Partners L.P.; and

(d)                                 JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any New Lender.

1.2                               Construction

(a)                                  In this Agreement, unless the contrary intention appears, a reference to:

(i)                                     the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)                                  promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)                                 Where the context so admits, the singular includes the plural and vice versa.

(c)                                  The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)                                 Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)                                  References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.                                      PLEDGES

2.1                               Pledged Shares

(a)                                  The Pledgor is the sole shareholder of the Company.

(b)                                 The total registered share capital (Stammkapital) of the Company amounts to EUR 25,000 (in words: Euro twenty five thousand).  At present, the Pledgor holds the only share in the Company in an amount of EUR 25,000 (in words: Euro twenty five thousand) (the Existing Share).  There are no other shares in the Company.

(c)                                  The Existing Share is fully paid up.  There is no obligation for the Pledgor to make additional contributions.

2.2                               Constitution of Pledges

(a)                                  The Pledgor hereby pledges the Shares to each of the Original Pledgees and to each Future Pledgee for their rateable interest.

(b)                                 Each of the Original Pledgees hereby accepts the Pledge.  In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee.  All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.                                      INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

4.                                      SECURITY PURPOSES

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.             DIVIDENDS

5.1          Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)                                  dividends, if any, payable on the Shares;

(b)                                 liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)                                  the right to subscribe for newly issued shares.

5.2                               Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Facilities Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3                               Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)                                  dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)                                 dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)                                  cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)                                 dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.                                      EXERCISE OF VOTING RIGHTS

6.1                               Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below.  The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2                               Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3                               Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges.  In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.                                      ENFORCEMENT OF PLEDGES

7.1                               Pledgees’ Rights

(a)                                  If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)                                 The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)                                  If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

(d)                                 The Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)                                  In derogation of § 1225 of the German Civil Code, in the event of enforcement of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)                                    After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2                               Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3                               Application of Proceeds

(a)                                  The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(i)                                     first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(ii)                                  second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(b)                                 The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4                               Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon its request that the Shares are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.                                      UNDERTAKINGS OF THE PLEDGOR

8.1                               Undertakings

The Pledgor undertakes:

(a)                                  to notify the Security Agent promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the articles of association (Satzung) or the registration of the Company in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

(b)                                 to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)                                  to effect promptly any payments to be made to the Company in respect of the Shares;

(d)                                 at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)                                     for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)                                  if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)                                  at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Shares as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)                                    to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Shares ceasing to exist; and

(g)                                 that all Future Shares will be fully paid and that there will be no obligation for a Shareholder to make additional contributions.

8.2                               Pledges over all Shares

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.                                      REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)                                  the Existing Share pledged hereunder is the only share in the Company in existence at the date hereof;

(b)                                 the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Share;

(c)                                  all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)                                 the Existing Share is fully paid and there is no obligation for a shareholder to make additional contributions; and

(e)                                  the Existing Share is free from any rights of third parties;

(f)                                    no third party has any pre-emption rights for shares in the Company; and

(g)                                 there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.                               RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%.  The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.                               INDEMNITY

11.1                        Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2                        Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3                        This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.                               DURATION AND INDEPENDANCE

12.1                        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims.  None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2                        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

12.3                        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.   COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor.  The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.   PARTIAL INVALIDITY; WAIVER

14.1                        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof.  The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Share or the aggregate liable capital of the Company as stated in Clause 2.1(b) are inaccurate and deviate from the actual facts.

14.2                        Waiver

(a)                                  The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)                                 The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.                               AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.                               NOTICES AND THEIR LANGUAGE

16.1                        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2                        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language,

accompanied by a translation into English.  In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.                               APPLICABLE LAW; JURISDICTION

17.1                        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2                        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Agent and/or any of the other Finance Parties, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.                               NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned Notary Public to notify the Company of the Pledges pursuant to, and in accordance with, § 1280 of the German Civil Code and § 16 of the German Limited Liabilities Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

SCHEDULE 1

ADDRESSES OF NOTICES

To the Pledgor:	Kabel Deutschland Vertrieb und Service GmbH & Co. KG Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

To the Security Agent and all other Pledgees:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 7085 4564

To the Company:	Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

APPENDIX 4 - GMBH

SHARE PLEDGE AGREEMENT

RELATING TO THE SHARES IN
TKS TELEPOST KABEL-SERVICE KAISERSLAUTERN BETEILIGUNGS-GMBH

12 May 2006

Between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

and

THE FINANCE PARTIES

Allen & Overy LLP

THIS SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)                                  KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902 (the Pledgor);

on one side;

(2)                                  THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Agent); and

(3)                                  the FINANCE PARTIES as defined in Clause 1.1 below

(the Security Agent and each Original Finance Party (as defined below) are hereinafter referred to individually as an Original Pledgee and together as the Original Pledgees)

on the other side.

The Pledgor and the Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)                              The Lenders (as defined below) have agreed to make available to each of the Borrowers (as defined below) certain credit facilities on the terms of and subject to the Credit Agreement (as defined below).

(B)                                It is a condition to the Lenders making the credit facilities available pursuant to the Credit Agreement that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of its execution.

Additional Facility means an Add-On Facility or an External Facility.

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Add-On Facility Accession Agreement means an accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility means any additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)                                  an Original Add-On Facility Lender; or

(b)                                 any person which has become a lender under an Add-On Facility.

Administrative Party means a Mandated Lead Arranger, the Facility Agent or the Security Agent.

Agreed Priority Agreement Principles means the principles pursuant to which the Existing Priority Agreement shall be amended.

Ancillary Facility means any facility or financial accommodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)                                  all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)                                 the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)                                  in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Company means TKS Telepost Kabel-Service Kaiserslautern Beteiligungs-GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany,

2

having its corporate seat in Kaiserslautern, Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Kaiserslautern under registration number HRB 2682.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Arranger, the Original Lender, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Credit Agreement means the EUR 1,350,000,000 senior credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arranger, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lender providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 Add-On Facilities.

DEM or Deutsche Mark means the former legal currency of Germany.

Eligible Terms means, in respect of any Additional Facility:

(a)                                  the final maturity date of that Additional Facility must be a date falling at least six months after 31 March 2012;

(b)                                 there must be no amortisation required in respect of that Additional Facility;

(c)                                  that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)                                 the purpose must be to fund a Permitted Acquisition;

(e)                                  the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the lower of:

(i)                                     €650,000,000; and

(ii)                                  the amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

and

(f)                                    the liabilities of the obligors thereunder are to be treated and rank as a senior debt under the Existing Priority Agreement and/or the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility.  For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

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Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Priority Agreement means the priority agreement dated 29 March 2004, as amended and restated prior to the date of the Credit Agreement and in force on the date of the Credit Agreement to which, amongst others, KDG and KDVS are parties (disregarding the amendments implemented to create an amended priority agreement in connection with the Credit Agreement).

Existing Share means the share set forth in Clause 2.1.

External Facility means any term credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)                                  the Credit Agreement;

(b)                                 the Commitment Letter;

(c)                                  a Fee Letter;

(d)                                 an Obligor Accession Deed;

(e)                                  a Transfer Certificate;

(f)                                    an Ancillary Facility Document;

(g)                                 the Hedging Letter;

(h)                                 an Add-On Facility Accession Agreement;

(i)                                     a Hedging Document;

(j)                                     a Security Document;

(k)                                  the Priority Agreement;

(l)                                     a Compliance Certificate;

(m)                               a Request; and

(n)                                 any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

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Future Pledgee means a Finance Party (other than an Original Finance Party).

Future Shares means any and all shares in the Company issued in addition to the Existing Share which the Pledgor may acquire in future (including shares newly issued by way of capital increase (Kapitalerhöhung) or otherwise).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the date of the Credit Agreement between KDG, the Mandated Lead Arranger and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)                                  each Original Hedging Bank; or

(b)                                 each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)                                  each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)                                 otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)                                  the Original Lender;

(b)                                 an Original Add-On Facility Lender; or

(c)                                  any person which becomes a lender after the date of, and in accordance with the terms of, this Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as Lender.

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Mandated Lead Arranger means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs International; and

(d)                                 J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means any lender providing for an additional facility under the Credit Agreement by way of executing an Add-On Facility Accession Agreement.

Original Finance Party means an Administrative Party, an Original Lender or an Original Hedging Bank.

Original Hedging Bank means each of:.

(a)                                  Goldman Sachs International;

(b)                                 Morgan Stanley Capital Services Inc.;

(c)                                  Société Générale;

(d)                                 Coöperatieve Centraleraiffeisen-Boerenleenbank B.A.;

(e)                                  The Royal Bank of Scotland plc;

(f)                                    BNP Paribas S.A.;

(g)                                 Deutsche Bank AG, London;

(h)                                 HSBC Bank plc; and

(i)                                     Calyon Corporate and Investment Bank.

Original Lender means

(a)                                  The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)                                 Deutsche Bank AG London;

(c)                                  JPMorgan Chase Bank, N.A.; and

(d)                                 Goldman Sachs Credit Partners L.P.

Pledge means each of the pledges constituted under Clause 2.2.

Pledgee means an Original Pledgee or a Future Pledgee (together the Pledgees).

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Priority Agreement means the Existing Priority Agreement amended on a basis consistent with the Agreed Priority Agreement Principles after the date of the Credit Agreement.

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Trust Agreement means the agreement dated on or about the date hereof between, amongst others, KDG, KDVS, the Security Agent and the other Finance Parties under which the Security Agent has been granted certain rights and has assumed certain obligations.

Shares means the Existing Share and the Future Shares.

Subsidiary means any of:

(a)                                  an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)                                 an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Underwriter means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs Credit Partners L.P.; and

(d)                                 JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any New Lender.

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1.2                               Construction

(a)                                  In this Agreement, unless the contrary intention appears, a reference to:

(i)                                     the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)                                  promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)                                 Where the context so admits, the singular includes the plural and vice versa.

(c)                                  The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)                                 Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)                                  References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.                                      PLEDGES

2.1                               Pledged Shares

(a)                                  The Pledgor is the sole shareholder of the Company.

(b)                                 The total registered share capital (Stammkapital) of the Company amounts to DEM 100,000 (in words: Deutsche Mark one hundred thousand).  At present, the Pledgor holds the only share in the Company in an amount of DEM 100,000 (in words: Deutsche Mark one hundred thousand) (the Existing Share).  There are no other shares in the Company.

(c)                                  The Existing Share is fully paid up.  There is no obligation for the Pledgor to make additional contributions.

2.2                               Constitution of Pledges

(a)                                  The Pledgor hereby pledges the Shares to each of the Original Pledgees and to each Future Pledgee for their rateable interest.

(b)                                 Each of the Original Pledgees hereby accepts the Pledge.  In addition, the Security Agent accepts each of the Pledges for and on behalf of each Future Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement thereby becoming a Pledgee.  All Parties hereto confirm that the validity of any of the Pledges constituted hereunder shall not be affected by the Security Agent acting as proxy without power of attorney for each Future Pledgee.

3.                                      INDEPENDENT PLEDGES

The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which any and all of the Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Pledges to each of the Pledgees shall be separate and individual pledges. Each of the Pledges shall rank pari passu to each other Pledge created hereunder.

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4.                                      SECURITY PURPOSES

The Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.                                      DIVIDENDS

5.1                               Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)                                  dividends, if any, payable on the Shares;

(b)                                 liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)                                  the right to subscribe for newly issued shares.

5.2                               Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Facilities Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3                               Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)                                  dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)                                 dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)                                  cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)                                 dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

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6.                                      EXERCISE OF VOTING RIGHTS

6.1                               Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 7.1 below.  The Pledgor, however, shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Pledges are not in any way adversely affected.

6.2                               Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Pledgees or the security purpose as described in Clause 4 hereof or which would defeat, impair or circumvent the rights of the Pledgees hereunder in each case in any respect.

6.3                               Information by the Pledgor

The Pledgor shall inform the Security Agent promptly of all other actions concerning the Company which might adversely affect the security interest of the Pledgees. In particular, the Pledgor shall notify the Security Agent forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Pledges.  In any event the Security Agent shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.                                      ENFORCEMENT OF PLEDGES

7.1                               Pledgees’ Rights

(a)                                  If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Pledgees may enforce any of the Pledges (or any part thereof) through the Security Agent by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)                                 The Security Agent shall notify the Pledgor of the intention to realise any of the Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient. The public auction may be held at any place in Germany which will be determined by the Security Agent.

(c)                                  If the Security Agent should seek to enforce any of the Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at his own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Agent of any other right the Pledgees may have under German law.

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(d)                                 The Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)                                  In derogation of § 1225 of the German Civil Code, in the event of enforcement of the Pledges, no rights of the Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full. Until then, the Security Agent shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)                                    After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2                               Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Agent in satisfaction in whole or in part of the Secured Claims notwithstanding the Pledgees’ right to treat such payments as additional collateral.

7.3                               Application of Proceeds

(a)                                  The proceeds resulting from the enforcement of the Pledge must be applied by the Security Agent in the following order of priority:

(i)                                     first, in or towards payment of, or provision for, all costs and expenses incurred by the Security Agent in connection with the enforcement of the Pledge; and

(ii)                                  second, in or towards payment of the Secured Claims by transferring the proceeds to the Facility Agent for distribution.

(b)                                 The Security Agent may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4                               Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Agent shall confirm to the Pledgor upon its request that the Shares are released from the Pledges and retransfer to the Pledgor any documents received by the Security Agent or any designee pursuant to Clause 7.1(f) hereof.

8.                                      UNDERTAKINGS OF THE PLEDGOR

8.1                               Undertakings

The Pledgor undertakes:

(a)                                  to notify the Security Agent promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the articles of association (Satzung) or the registration of the Company in the commercial register other than with respect to holders of a statutory power of attorney (Prokura);

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(b)                                 to notify the Security Agent promptly of any event or circumstance other than interpretation of laws which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)                                  to effect promptly any payments to be made to the Company in respect of the Shares;

(d)                                 at its own expense, to execute and do all such assurances, acts and things as the Security Agent may reasonably require:

(i)                                     for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)                                  if the Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Agent, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Agent or to its nominees and give all notices, orders and directions which the Security Agent may reasonably think expedient;

(e)                                  at the Security Agent’s reasonable request, to furnish to the Security Agent such information concerning the Shares as is available to the Pledgor, to permit the Security Agent and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Agent, to deliver to the Security Agent copies of all such records and papers;

(f)                                    to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Pledges or the effect of which results in the Shares ceasing to exist; and

(g)                                 that all Future Shares will be fully paid and that there will be no obligation for a Shareholder to make additional contributions.

8.2                               Pledges over all Shares

The Security Agent may at all times for itself and for the Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.                                      REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Pledgees that:

(a)                                  the Existing Share pledged hereunder is the only share in the Company in existence at the date hereof;

(b)                                 the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Share;

(c)                                  all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

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(d)                                 the Existing Share is fully paid and there is no obligation for a shareholder to make additional contributions; and

(e)                                  the Existing Share is free from any rights of third parties;

(f)                                    no third party has any pre-emption rights for shares in the Company; and

(g)                                 there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.                               RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Agent is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security and any other security given to the Security Agent or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%. The Security Agent may, at its discretion, determine which part of the Security shall be released.

11.                               INDEMNITY

11.1                        Liability for Damages

Neither the Security Agent nor the Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent.

11.2                        Indemnification

The Pledgor will indemnify the Security Agent and each of the Pledgees and keep the Security Agent and each of the Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent and/or each of the Pledgees as a result of any breach of the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Pledgees or the Security Agent.

11.3                        This Clause 11 shall survive the termination of this Agreement under Clause 12 or otherwise.

12.                               DURATION AND INDEPENDANCE

12.1                        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims. None of the Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2                        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it shall affect the validity of this Agreement.

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12.3                        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Agent and/or any of the other Pledgees with respect to any obligation of any of the Obligors under the Finance Documents. None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.                               COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor. The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.                               PARTIAL INVALIDITY; WAIVER

14.1                        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular the Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Share or the aggregate liable capital of the Company as stated in Clause 2.1(b) are inaccurate and deviate from the actual facts.

14.2                        Waiver

(a)                                  The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code. No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)                                 The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Pledges created hereunder.

15.                               AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.                               NOTICES AND THEIR LANGUAGE

16.1                        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Agent and/or the Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of

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the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

16.2                        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.                               APPLICABLE LAW; JURISDICTION

17.1                        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2                        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany. The Security Agent and/or any of the other Finance Parties, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.                               NOTIFICATION

The Pledgor and the Pledgees hereby instruct and authorise the undersigned Notary Public to notify the Company of the Pledges pursuant to, and in accordance with, § 1280 of the German Civil Code and § 16 of the German Limited Liabilities Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested).

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SCHEDULE 1

ADDRESSES OF NOTICES

To the Pledgor:	Kabel Deutschland Vertrieb und Service GmbH & Co. KG Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

To the Security Agent and all other Pledgees:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 7085 4564

To the Company:	TKS Telepost Kabel-Service Kaiserslautern Beteiligungs- GmbH Altes Forsthaus 2 67661 Kaiserslautern Germany

Att.:	Hartmut Dismon / Karl-Heinz Stahl

Fax:	+49-631 35 22 110

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